Accounts Receivable, Net	12 Months Ended
Dec. 31, 2022
Accounts Receivable, Net [Abstract]
Accounts receivable, net

Note 3 — Accounts receivable, net

Accounts receivable, net, consists of the following:

	As of December 31,
	2022	2021

Accounts receivable	$21,895,260	$26,825,337
Less: Allowance for doubtful accounts	(7,080,677)	(2,607,600)
Total accounts receivable, net	$14,814,583	$24,217,737

Unbilled accounts receivable included in accounts receivable above amounted to $10,027,584 and $13,067,528 as of December 31, 2022 and 2021, respectively. The unbilled accounts receivables as of December 31, 2022 are expected to be billed within one year and collected over one year. The billed accounts receivable is expected to be collected within one year.

As of March 28, 2023, approximately $1.6 million (or 7.3%) of total accounts receivable as of December 31, 2022 was collected. It represented 12.5% of billed accounts receivable balance and 1.1% of unbilled accounts receivable balance as of December 31, 2022 were subsequently collected, respectively.

Movement of allowance for doubtful accounts is as follows:

	As of December 31,
	2022	2021	2020

Beginning balance	$2,607,600	$1,581,142	$1,669,658
Provision for doubtful accounts	4,783,518	1,011,760	-
Recovery	-	-	(189,286)
Written-off	-	(34,879)	-
Foreign currency translation adjustments	(310,441)	49,577	100,770
Ending balance	$7,080,677	$2,607,600	$1,581,142